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                                    $75,000,000
                           ZENITH NATIONAL INSURANCE CORP.
                      ZENITH NATIONAL INSURANCE CAPITAL TRUST I

                               8.55% CAPITAL SECURITIES
                   (LIQUIDATION AMOUNT $1,000 PER CAPITAL SECURITY)

                                  PURCHASE AGREEMENT

                                                                  July 27, 1998


CREDIT SUISSE FIRST BOSTON CORPORATION
BANCAMERICA ROBERTSON STEPHENS
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION
     c/o Credit Suisse First Boston Corporation
     Eleven Madison Avenue
     New York, N.Y. 10010-3629


Ladies & Gentlemen:

     1. INTRODUCTORY. Zenith National Insurance Capital Trust I, a statutory business trust organized under the laws of Delaware (the "Trust"), and Zenith National Insurance Corp., a Delaware corporation, as sponsor of the Trust and as Guarantor (the "Company"), propose that the Trust issue and sell $75,000,000 aggregate liquidation amount of the Trust's 8.55% Capital Securities (Liquidation Amount $1,000 per Capital Security) (the "Offered Securities") as set forth below, guaranteed on a subordinated basis by the Company as to the payment of distributions, and as to payments on liquidation or redemption, to the extent set forth in a Capital Securities Guarantee Agreement (the "Guarantee") between the Company and Norwest Bank Minnesota, National Association, as trustee (the "Guarantee Trustee"). The Trust is to purchase 8.55% Subordinated Deferrable Interest Debentures Due 2028 (the "Subordinated Debentures") of the Company to be issued pursuant to an Indenture (the "Indenture") between the Company and Norwest Bank Minnesota, National Association, as trustee (the "Indenture Trustee"). The Trust will purchase these Subordinated Debentures using the proceeds from the Offered Securities and with an aggregate of $2,320,000 from the proceeds of the issuance and sale of its common securities (the "Common Securities") to the Company. This Purchase Agreement, as amended, supplemented or modified from time to time is referred to herein as "this Agreement." Credit Suisse First Boston Corporation, BancAmerica Robertson Stephens and Donaldson, Lufkin & Jenrette Securities Corporation are collectively referred to in this Agreement as the "Purchasers."

          Each of the Trust and the Company jointly and severally hereby agrees with the several Purchasers that:

     2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE TRUST. Each of the Company and the Trust represents and warrants to, and agrees with, the several Purchasers that:

          (a) A preliminary confidential offering circular and a confidential offering circular relating to the Offered Securities to be offered by the Purchasers have been prepared by the Company. Such preliminary confidential offering circular and confidential offering circular, including the Exchange Act Reports (as defined below) incorporated by reference therein, as supplemented as of the date of this Agreement and any other document approved by the Company for use in connection with the contemplated resale of the Offered Securities are hereinafter collectively referred to as the "Offering Document." The Offering Document does not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the Offering Document based upon written information furnished to the Company by any Purchaser through Credit Suisse First Boston Corporation ("CSFBC") specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(b) hereof. Except as disclosed in the

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Offering Document, the Company's Annual Report on Form 10-K most recently filed with the Securities and Exchange Commission (the "Commission") and all subsequent reports (collectively, the "Exchange Act Reports") which have been filed by the Company with the Commission or sent to stockholders pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act") do not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such documents, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder.

          (b) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Offering Document; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on (i) the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole, (ii) the issuance or validity of the Offered Securities, (iii) the consummation of any of the transactions contemplated by this Agreement or
(iv) the sale of the Offered Securities (a "Material Adverse Effect").

          (c) Each significant subsidiary (as such term is defined in Rule 1-02 of Regulation S-X ("Regulation S-X") under the Securities Act of 1933, as amended (the "Securities Act")) of the Company has been duly incorporated and is an existing corporation in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority to own its properties and conduct its business as described in the Offering Document; and each subsidiary of the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except to the extent that the failure to so qualify or be in good standing would not have a Material Adverse Effect; and all of the issued and outstanding capital stock of each subsidiary of the Company has been duly authorized and validly issued and is fully paid and nonassessable and is owned (directly or through subsidiaries) by the Company free from liens, claims, encumbrances and defects.

          (d) The Offered Securities have been duly authorized in accordance with the Trust Agreement (as defined below) and, when the Offered Securities have

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been delivered and paid for in accordance with this Agreement on the Closing
Date (as defined below), such Offered Securities will be validly issued and fully paid and will represent nonassessable beneficial interests in the Trust and will conform to the description thereof contained in the Offering Document, and the holders of the Offered Securities (the "Securityholders"), and the Company, as the holder of the Common Securities, will have no preemptive rights with respect to the Offered Securities; the Offered Securities will have the rights set forth in the Amended and Restated Declaration of Trust, dated as of the Closing Date, among the Company, Wilmington Trust Company, as "Delaware Trustee," Norwest Bank Minnesota, National Association, as "Property Trustee" and the Regular Trustees named therein (together with the Delaware Trustee and the Property Trustee, the "Trustees") (the "Trust Agreement"), and the terms of the Offered Securities are valid and binding on the Trust.

          (e) The Common Securities have been duly authorized by the Trust Agreement and, when the Common Securities have been delivered by the Trust and paid for by the Company as described in the Offering Document, such Common Securities will be validly issued, fully paid and nonassessable and will conform in all material respects to the description thereof contained in the Offering Document; and the holders of the Common Securities and the Securityholders have no and will have no preemptive rights with respect to the Common Securities; and on the Closing Date, all of the issued and outstanding Common Securities of the Trust will be directly owned by the Company free and clear of any security interest, mortgage, pledge or lien, encumbrance or claim.

          (f) The Trust Agreement has been duly authorized by the Company and, as of the Closing Date, will have been duly executed and delivered by the Company and the Regular Trustees, and assuming due authorization, execution and delivery of the Trust Agreement by the Trustees, the Trust Agreement will, as of the Closing Date, be a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting creditors' rights generally (regardless of whether enforcement is considered in a proceeding at law or in equity) (collectively, the "Enforceability Exceptions").

          (g) The Guarantee has been duly authorized by the Company and, as of the Closing Date, will have been duly executed and delivered by the Company and will constitute a valid and binding obligation of the Company, enforceable against the

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Company in accordance with its terms, except to the extent that enforcement thereof may be limited by the Enforceability Exceptions.

          (h) The Indenture has been duly authorized by the Company and, as of the Closing Date, will have been duly executed and delivered by the Company and will constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by the Enforceability Exceptions.

          (i) The Subordinated Debentures have been duly authorized by the Company and, as of the Closing Date, will have been duly executed by the Company and, when authenticated in the manner provided for in the Indenture and delivered against payment therefor as described in the Offering Document, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except to the extent that enforcement thereof may be limited by the Enforceability Exceptions; and the Subordinated Debentures will be in the form contemplated by, and entitled to the benefits of, the Indenture.

          (j)  The Guarantee, the Trust Agreement, the Indenture
(collectively, the "Company Agreements") and the Subordinated Debentures will conform in all material respects to the descriptions thereof in the Offering Document.

          (k) The offer and sale of the Offered Securities in the manner contemplated by this Agreement will be exempt from the registration requirements of the Securities Act by reason of Section 4(2) thereof and Rule 144A and Regulation S thereunder ("Regulation S"); and it is not necessary to qualify the Company Agreements under the Trust Indenture Act of 1939, as amended (the "TIA").

          (l) The Trust has been duly created and is validly existing as a statutory business trust in good standing under the Business Trust Act of the State of Delaware ("Delaware Business Trust Act") with the power and authority to own its property and conduct its business as described in the Offering Document, and has conducted and will conduct no business other than the transactions contemplated by this Agreement and as described in the Offering Document; the Trust is not a party to or bound by any agreement or instrument other than this Agreement, the Trust Agreement as in effect on the Closing Date and the agreements and instruments contemplated by the Trust Agreement as in effect on the Closing Date and the Offering Document; the Trust has no liabilities or obligations other than those arising out of the transactions contemplated by the Trust Agreement as in effect on the Closing Date, this Agreement

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or described in the Offering Document; and the Trust is not a party to or subject to any action, suit or proceeding of any nature.

          (m) Except as disclosed in the Offering Document, there are no contracts, agreements or understandings between the Trust or the Company and any person that would give rise to a valid claim against the Trust or the Company or any Purchaser for a brokerage commission, finder's fee or other like payment in connection with this offering.

          (n) No consent, approval, or order of, or filing with, any governmental agency or body or court is required for the consummation of the transactions contemplated by this Agreement in connection with the issuance and sale of the Offered Securities by the Company and the Trust, except such as may be required under foreign or state securities laws (including insurance securities laws).

          (o) This Agreement has been duly authorized, executed and delivered by each of the Trust and the Company.

          (p) The execution, delivery and performance of this Agreement, and the issuance and sale of the Offered Securities and the Common Securities by the Trust, the purchase of the Subordinated Debentures by the Trust and the compliance by the Trust with all of the terms and provisions of this Agreement, will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, rule, regulation or order of any governmental agency or body or court, domestic or foreign, having jurisdiction over the Trust or any of its properties, or any agreement or instrument to which the Trust is a party or by which the Trust is bound or to which any of the properties of the Trust is subject, or the organizational documents of the Trust, in each case, except for such breaches, violations or defaults as would not have a Material Adverse Effect; and the Trust has full power and authority to authorize, issue and sell the Offered Securities and the Common Securities, to purchase the Subordinated Debentures and to consummate the transactions contemplated by this Agreement and the Trust Agreement, respectively.

          (q) The execution, delivery and performance of this Agreement and the Company Agreements, the issuance by the Company of the Guarantee and the Subordinated Debentures, and compliance by the Company with all of the terms and provisions of this Agreement and the Company Agreements, will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, rule, regulation or order of any governmental agency or body or court, domestic or foreign, having jurisdiction over the Company or any of its subsidiaries or any of their properties, or any agreement or instrument to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound or to which any of the properties of the Company or any such subsidiary is subject, or the certificate of incorporation, as amended, or the bylaws of the Company or the articles or amended articles of incorporation and code of regulations or bylaws, as the case may be, of any such subsidiary, in each case, except for such breaches, violations or defaults as would not have a Material Adverse Effect; and the Company has full corporate power and authority to authorize and issue the Guarantee and the Subordinated Debentures and to consummate the transactions contemplated by this Agreement and the Company Agreements.

          (r) Except as disclosed in the Offering Document, the Trust, the Company and each of the subsidiaries of the Company have good and marketable title to all real property and all other property and assets owned by them, in each case free from liens, encumbrances, claims and defects, except where the failure to possess such title would not have a Material Adverse Effect; and except as disclosed in the Offering Document, the Trust, the Company and each of the subsidiaries of the Company hold any leased real or personal property under valid and enforceable leases, except where the failure to hold such property under such leases would not have a Material Adverse Effect.

          (s) The Company and its subsidiaries own, possess or can acquire on reasonable terms, adequate trademarks, service marks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, "intellectual property rights") necessary to conduct the business now operated by them, or presently employed by them, except where the failure to own or possess such intellectual property rights or where the inability to acquire such intellectual property rights on reasonable terms would not have a Material Adverse Effect, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect.

          (t) The Trust, Company and each of the subsidiaries of the Company hold all licenses, certificates and permits from governmental authorities (including, without limitation, insurance licenses from the Insurance Departments of the various states in which the subsidiaries write insurance business (the "Insurance Licenses")) which are necessary to the conduct of their respective businesses, except where the failure to hold such licenses, certificates or permits would not have a Material Adverse Effect; the Company's insurance subsidiaries have fulfilled and performed all

                                       7
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obligations necessary to maintain their respective Insurance Licenses, except where the failure to perform such obligations would not have a Material Adverse Effect; and no event or events have occurred which may be reasonably expected to result in any impairment, modification, termination or revocation of such Insurance Licenses which individually or in the aggregate would have a Material Adverse Effect.

          (u) Except as disclosed in the Offering Document, neither the Trust, the Company nor any of the subsidiaries of the Company is in violation of any statute, rule, regulation, decision or order of any governmental agency or body or court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "environmental laws"), owns or operates any real property contaminated with any substance that is subject to any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim would individually or in the aggregate have a Material Adverse Effect; and to the Trust's or the Company's knowledge, there is no pending investigation which might lead to such a claim.

          (v) Except as disclosed in the Offering Document, there are no pending actions, suits or proceedings (including, without limitation, any proceeding to revoke or deny renewal of any Insurance License) against or affecting the Trust, the Company, any of the subsidiaries of the Company or any of their respective properties that, if determined adversely to the Trust or Company or any of the subsidiaries of the Company, would individually or in the aggregate have a Material Adverse Effect; and no such actions, suits or proceedings (including, without limitation, any proceeding to revoke or deny renewal of any Insurance License) are, to the Trust's or the Company's knowledge, threatened or contemplated.

          (w) The consolidated financial statements and the notes thereto included in the Offering Document present fairly in all material respects, the financial position of the Company and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and, except as otherwise disclosed in the Offering Document as being prepared in accordance with the Statutory Accounting Practices (as hereinafter defined), such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis; and the assumptions used in preparing the pro forma financial statements included in the Offering Document provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein, the related pro forma adjustments give appropriate effect to

                                       8
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those assumptions, and the pro forma columns therein reflect the proper application of those adjustments in the corresponding historical financial statement amounts, provided, however, that the Company makes no representations and warranties with respect to, and specifically disclaims any responsibility for the accuracy or completeness of, any pro forma financial data that are based upon or derived from RISCORP Inc.'s consolidated financial statements.

          (x) Except as disclosed in the Offering Document, since the date of the latest audited financial statements included in the Offering Document there has been no change, nor any development or event involving a prospective change, which has had, or would be reasonably be expected to have, a Material Adverse Effect, and, except as disclosed in or contemplated by the Offering Document, there has been no dividend or distribution of any kind declared, paid or made by the Trust or the Company on any class of its capital stock.

          (y) Neither the Company nor the Trust is an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the United States Investment Company Act of 1940 (the "1940 Act") ; and neither the Company nor the Trust is and, after giving effect to the offering and sale of the Offered
Securities and the application of the proceeds thereof as described in the Offering Document, will be an "investment company" as defined in the 1940 Act.

          (z) No securities of the same class (within the meaning of Rule 144A(d)(3) under the Securities Act) as the Offered Securities are listed on any national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system.

          (aa) Neither the Company, any of its affiliates nor the Trust, nor any person acting on their behalf (i) has, within the six-month period prior to the date hereof, offered or sold in the United States or to any U.S. person (as such terms are defined in Regulation S) the Offered Securities or any security of the same class or series as the Offered Securities or (ii) has offered or will offer or sell the Offered Securities (A) in the United States by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act or (B) with respect to any such securities sold in reliance on Rule 903 of Regulation S, by means of any directed selling efforts within the meaning of Rule 902(b) of Regulation S. The Company, its affiliates and any person acting on its or their behalf have complied and will comply with the offering restrictions requirement of Regulation S.

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The Company has not entered and will not enter into any contractual arrangement with respect to the distribution of the Offered Securities except for this Agreement.

          (bb) The Company is subject to Section 13 or 15(d) of the Exchange
Act.

          (cc) The statutory financial statements of each of the Company's insurance subsidiaries, from which certain ratios and other statistical data contained in the Offering Document have been derived, have for each relevant period been prepared in accordance with accounting practices and procedures of the National Association of Insurance Commissioners ("NAIC"), as prescribed or permitted by the Insurance Departments of the various states in which such subsidiaries write insurance business (the "Statutory Accounting Practices"); and such accounting practices have been applied on a consistent basis throughout the periods involved, except as disclosed in such statutory financial statements.

          (dd) All reserves and other liabilities reflected in the actuarial opinion filed with the statutory annual statements of each of the Company's insurance subsidiaries, filed with or submitted to the Insurance Departments of the various states in which such subsidiaries write insurance business, for the year ended December 31, 1997 (the "Reserve Liabilities"):

          (i) Are computed in all material respects in accordance with actuarial standards which have been adopted by the Actuarial Standards Board, consistently applied and are fairly stated, in accordance with sound actuarial principles;

          (ii) Are based in all material respects on actuarial assumptions which produce reserves at least as great as those called for in any contract provision as to reserve basis and method, and are in accordance with all other contract provisions;

          (iii) Meet all material requirements of the insurance laws and duly adopted regulations, in effect at the valuation date, of the applicable state and are at least as great as the minimum aggregate amounts required by the insurance laws and duly adopted regulations, in effect at the valuation date, of any states in which the Company's insurance subsidiaries file an actuarial opinion;

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

          (iv) Are computed on the basis of assumptions consistent in all material respects with those used in computing the corresponding items in the annual statement of the preceding year end (except as noted in the supporting memorandum); and

          (v) Include provisions for all actuarial reserves and related annual statement items which are required under the applicable insurance laws.

Adequate provision for all such Reserve Liabilities has been made in accordance with the applicable insurance laws to cover the total amount of all reasonably anticipated matured and unmatured benefits, claims and other liabilities of the Company's insurance subsidiaries under all insurance policies under which the Company's insurance subsidiaries had any liability (including, without limitation, any liability arising under or as a result of any reinsurance, coinsurance or other similar agreement) on December 31, 1997.

          (ee) Each of the Company's insurance subsidiaries has duly and validly filed or caused to be filed all reports, statements, documents, registrations, filings or submissions that were required by all applicable United States federal, state, local or foreign statutes, laws, ordinances, regulations, rules, codes, orders, permits, other requirements or rules of law (collectively, the "Laws") to be filed, except where a failure to so file would not have a Material Adverse Effect; all such filings complied with all applicable Laws in all respects when filed, except where the failure to so comply would not have a Material Adverse Effect, and no deficiencies have been asserted with respect to any such filings which have not been satisfied, except where such deficiencies would not have a Material Adverse Effect. All outstanding insurance policies and assumption certificates issued by any of the Company's insurance subsidiaries and now in force are, to the extent required under applicable Laws, on forms approved by the insurance regulatory authority of the jurisdiction where issued and utilize premium rates which, if required to be filed with or approved by insurance regulatory authorities, have been so filed or approved, except where the failure to use approved forms or to file or have approved such premium rates would not have a Material Adverse Effect, and the premiums charged conform thereto, except where the failure to conform would not have a Material Adverse Effect.

          (ff) Except as set forth in the Offering Document, neither the Company nor any of the Company's insurance subsidiaries is a party to any contract with or other undertaking to, or is subject to any governmental order by, or is a recipient of any presently applicable supervisory letter or other written communication of any kind from, any governmental authority which (i) has had a Material Adverse Effect, (ii) relates materially and adversely to its reserve adequacy, or its investment or underwriting practices or policies or its sales practices or policies, or (iii) would reasonably be expected to have a Material Adverse Effect, nor has the Company or any of the Company's insurance subsidiaries been notified by any governmental authority that it is contemplating issuing or requesting (or is considering the appropriateness of issuing or requesting) any such governmental order, contract, undertaking, letter or other written communication.

          (gg) To the Company's knowledge and each of the Company's insurance subsidiary's knowledge, except as set forth in the Offering Document, and with respect to all insurance issued, no other party to any reinsurance, coinsurance or other similar agreement with any of the Company's insurance subsidiaries is in default thereunder, except for such defaults that would not reasonably be expected to have a Material Adverse Effect.

     3. PURCHASE, SALE AND DELIVERY OF OFFERED SECURITIES. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Trust and the Company agree that the Trust shall sell to the Purchasers, and the Purchasers agree, severally and not jointly, to purchase from the Trust, at a purchase price of $996.24 per Offered Security plus accumulated distributions from July 30, 1998, if any, on the Closing Date (as hereinafter defined), the respective liquidation amounts of Offered Securities set forth opposite the names of the Purchasers in Schedule A hereto.

     The Trust will deliver against payment of the purchase price therefor the Offered Securities to be offered and sold by the Purchasers in reliance on Regulation S (the "Regulation S Securities") in the form of one or more permanent global securities in registered form without interest coupons (the "Regulation S Global Securities") which will be deposited with the Property Trustee, as custodian for The Depository Trust Company ("DTC") for the respective accounts of the DTC participants for Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System ("Euroclear"), and Cedel Bank societe anonyme ("Cedel") and registered in the name of Cede & Co., as nominee for DTC. The Trust will deliver against payment of the purchase price therefor the Offered Securities to be purchased by each Purchaser hereunder and to be offered and sold by each Purchaser in reliance on Rule 144A under the Securities Act (the "144A Securities") in the form of one permanent global security in definitive form without interest coupons (the "Restricted Global Securities") deposited with the Property Trustee, as custodian for the DTC and registered in the name of Cede & Co., as nominee for DTC. The Regulation S Global

Securities and the Restricted Global Securities shall be assigned separate CUSIP numbers. The Restricted Global Securities shall include the legend regarding restrictions on transfer set forth under "Transfer Restrictions" in the Offering Document. Until the termination of the restricted period (as defined in Regulation S) with respect to the offering of the Offered Securities, interests in the Regulation S Global Securities may only be held by the DTC participants for Euroclear and Cedel. Interests in any permanent global Securities will be held only in book-entry form through Euroclear, Cedel or DTC, as the case may be, except in the limited circumstances described in the Offering Document.

     Payment for the Regulation S Securities and the 144A Securities shall be made by the Purchasers in Federal (same day) funds by wire transfer to an account at a bank acceptable to CSFBC drawn to the order of the Trust at 1:00 P.M., (New York time), on July 30, 1998, or at such other time not later than seven full business days thereafter as CSFBC and the Company determine, such time being herein referred to as the "Closing Date," against delivery to the DTC of (i) the Regulation S Global Securities representing all of the Regulation S Securities for the respective accounts of the DTC participants for Euroclear and Cedel and (ii) the Restricted Global Securities representing all of the 144A Securities. The Regulation S Global Securities and the Restricted Global Securities will be made available for checking at the above office of Debevoise & Plimpton at least 24 hours prior to the Closing Date.

     Notwithstanding the foregoing, any Offered Securities sold to Institutional Accredited Investors (as defined in Section 4(c) hereof) pursuant to Section 4(c) hereof shall be issued in definitive, fully registered form and shall bear the legend relating thereto set forth under "Transfer Restrictions" in the Offering Document, but shall be paid for in the same manner as any Offered Securities to be purchased by the Purchasers hereunder, and to be offered and sold by them in reliance on Rule 144A under the Securities Act.

     As compensation for the Purchasers' commitments, and in view of the fact that the proceeds of the sale of the Offered Securities will be used by the Trust to purchase the Subordinated Debentures of the Company, the Company will pay CSFBC for the Purchasers' proportionate accounts the sum of $10.00 per Offered Security times the total number of Offered Securities purchased by the Purchasers on the Closing Date. Such payment will be made on the Closing Date with respect to the Offered Securities purchased on such Closing Date.

     4. REPRESENTATIONS BY PURCHASERS; RESALE BY PURCHASERS. (a) Each Purchaser severally represents and warrants to the Company that it is an "accredited investor" within the meaning of Regulation D under the Securities Act.

          (b) Each Purchaser severally acknowledges that the Offered Securities have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S or pursuant to an exemption from the registration requirements of the Securities Act. Each Purchaser severally represents and agrees that it has offered and sold the Offered Securities, and will offer and sell the Offered Securities (i) as part of its distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering and the Closing Date, only in accordance with Rule 903 of Regulation S or Rule 144A under the Securities Act ("Rule 144A") or in the case of CSFBC or any other Purchaser authorized by CSFBC, to a limited number of Institutional Accredited Investors in accordance with Section 4(c) hereof. Accordingly, neither such Purchaser nor its affiliates, nor any persons acting on its or their behalf, have engaged or will engage in any directed selling efforts with respect to the Offered Securities, and such Purchaser, its affiliates and all persons acting on its or their behalf have complied and will comply with the offering restrictions requirement of Regulation S. Each Purchaser severally agrees that, at or prior to confirmation of sale of the Offered Securities, other than a sale pursuant to Rule 144A or a sale to an Institutional Accredited Investor in accordance with Section 4(c) hereof, such Purchaser will have sent to each distributor, dealer or person receiving remuneration that purchases the Offered Securities from it during the restricted period a confirmation or notice to substantially the following effect:

          "The Securities covered hereby have not been registered under the U.S. Securities Act of 1933 (the "Securities Act") and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the date of the commencement of the offering and the closing date, except in either case in accordance with Regulation S (or Rule 144A if available) under the Securities Act. Terms used above have the meanings given to them by Regulation S."

Terms used in this subsection (b) have the meanings given to them by Regulation S.

          (c) CSFBC and any other Purchaser authorized by CSFBC may offer and sell Offered Securities in definitive, fully registered form to a limited number of institutions, each of which is reasonably believed by the applicable purchaser to be an

"accredited investor" within the meaning of Rule 501(a)(1), (2) or (3) under the Securities Act or an entity in which all of the equity owners are accredited investors within the meaning of Rule 501(a)(1), (2) or (3) under the Securities Act (each, an "Institutional Accredited Investor"); PROVIDED that each such Institutional Accredited Investor executes and delivers to such Purchaser and the Trust, prior to the consummation of any sale of Offered Securities to such Institutional Accredited Investor, a Purchaser's Letter in substantially the form attached as Annex A to the Offering Document.

          (d) Each Purchaser severally agrees that it and each of its affiliates has not entered and will not enter into any contractual arrangement with respect to the distribution of the Offered Securities except for any such arrangements with the other Purchasers or affiliates of the other Purchasers or with the prior written consent of the Company.

          (e) Each Purchaser severally agrees that it and each of its affiliates will not offer or sell the Offered Securities in the United States by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act, including, but not limited to (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. Each Purchaser severally agrees, with respect to resales made in reliance on Rule 144A of any of the Offered Securities, to deliver either with the confirmation of such resale or otherwise prior to settlement of such resale a notice to the effect that the resale of such Offered Securities has been made in reliance upon the exemption from the registration requirements of the Securities Act provided by Rule 144A.

          (f)  Each of the Purchasers severally represents and agrees that
(i) it has not offered or sold and prior to the date six months after the date of issue of the Offered Securities will not offer or sell any Offered Securities to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995; (ii) it has complied and will comply with all applicable provisions of the Financial Services Act 1986 with respect to anything done by it in relation to the Offered Securities in, from or otherwise involving the United Kingdom; and (iii) it has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issue of the

Offered Securities to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 or is a person to whom such document may otherwise lawfully be issued or passed on.

          (g) No action has been taken or will be taken by the Purchasers that would permit (i) a public offering of the Offered Securities or (ii) possession or distribution of the Offering Document in any country or jurisdiction where action for that purpose is required. Each Purchaser will comply with all applicable laws and regulations in each jurisdiction in which it offers, sells or delivers the Offered Securities or has in its possession or distributes the Offering Document.

     5. CERTAIN AGREEMENTS OF THE TRUST AND THE COMPANY. Each of the Trust and the Company agrees with the several Purchasers that:

          (a) Each of the Trust and the Company will advise CSFBC promptly of any proposal to amend or supplement the Offering Document and will not effect such amendment or supplement without CSFBC's consent. If, at any time prior to the completion of the resale of the Offered Securities by the Purchasers, any event occurs as a result of which the Offering Document as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, each of the Trust and the Company, as applicable, promptly will notify CSFBC of such event and promptly will prepare, at its own expense, an amendment or supplement which will correct such statement or omission. Neither CSFBC's consent to, nor the Purchasers' delivery to offerees or investors of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

          (b) The Trust will furnish to CSFBC copies of the Offering Document and all amendments and supplements thereto, in each case as soon as available and in such quantities as CSFBC requests, and the Trust will furnish to CSFBC on the date hereof four copies of the Offering Document signed by a duly authorized officer of the Trust. At any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act, the Company will promptly furnish or cause to be furnished to CSFBC (and, upon request, to each of the other Purchasers) and, upon request of holders and prospective purchasers of the Offered Securities, to such holders and prospective purchasers, copies of the information required to be delivered to the Securityholders and prospective purchasers of the Offered Securities pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto) in order to permit compliance with Rule 144A in connection with resales by such Securityholders. The Company will pay the expenses of printing and distributing to the Purchasers all such documents.

          (c) The Trust will use its best efforts, in cooperation with the Purchasers, to arrange for the qualification of the Offered Securities for sale and the determination of their eligibility for investment under the laws of such jurisdictions as CSFBC designates and will continue such qualifications in effect so long as required for the distribution; PROVIDED HOWEVER, that the Trust shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

          (d) During the period of five years hereafter, the Company will furnish to CSFBC, and, upon request, to each of the other Purchasers, (i) as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year, (ii) as soon as available, a copy of each report and any definitive proxy or information statement of the Company filed with the Commission under the Exchange Act or mailed to stockholders, and (iii) from time to time, such other information as shall be furnished by the Company to its stockholders generally and as shall be reasonably requested by CSFBC.

          (e) During the period of two years after the Closing Date, the Trust will, upon request, furnish to CSFBC, each of the other Purchasers and any holder of Offered Securities a copy of the restrictions on transfer applicable to the Offered Securities.

          (f) During the period of two years after the Closing Date, neither the Company nor the Trust will, nor will either permit any of its affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Offered Securities that have been reacquired by any of them.

          (g) During the period of two years after the Closing Date, neither the Company nor the Trust will be or become an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act.

          (h) Each of the Company and the Trust will cooperate with CSFBC and use its reasonable best efforts to permit the Offered Securities to be eligible for clearance and settlement through the facilities of the DTC.

          (i) The Company will pay all expenses incident to the performance of its and the Trust's obligations under this Agreement, including (i) all expenses in connection with the execution, issue, authentication, packaging and initial delivery of the Offered Securities, the preparation of this Agreement, the Company Agreements, the preparation and printing of the Offering Document and amendments and supplements thereto and any other document relating to the issuance, offer, sale and delivery of the Offered Securities; (ii) the cost of any advertising approved by the Company in connection with the issue of the Offered Securities; (iii) for any expenses (including fees and disbursements of counsel) incurred in connection with qualification of the Offered Securities for sale under the laws of such jurisdictions in the United States and Canada as CSFBC designates and the printing of memoranda relating thereto; (iv) for any fees charged by investment rating agencies for the rating of the Offered Securities; (v) for any fees and disbursements of the Company's accountants, including any such fees and disbursements incurred in connection with the preparation of "comfort" letters pursuant to Section 6(a) and 6(c) hereof; and (vi) for expenses incurred in distributing preliminary offering circulars and the Offering Document (including any amendments and supplements thereto) to the Purchasers. The Company will also pay or reimburse the Purchasers (to the extent incurred by them) for all travel expenses of the Purchasers and the Company's officers and employees and any other expenses of the Purchasers and the Company in connection with attending or hosting meetings with prospective purchasers of the Offered Securities from the Purchasers.

          (j) The Trust and the Company will notify CSFBC of any material adverse change affecting any of its representations, warranties, agreements and indemnities herein at any time prior to payment to the Trust on the Closing Date.

          (k) The Company will subscribe for, purchase and pay for the Common Securities and issue the Guarantee concurrently with the issue and sale of the Offered Securities as contemplated herein.

          (l) The Trust will use the proceeds received by it from the sale of the Offered Securities, and the Company will use the net proceeds received by it from the sale of the Subordinated Debentures in the manner specified in the Offering Document under the caption "Use of Proceeds."

     6. CONDITIONS OF THE OBLIGATIONS OF THE PURCHASERS. The obligations of the several Purchasers to purchase and pay for the Offered Securities on the Closing Date will be subject to the accuracy of the representations and warranties on the part of the Trust and the Company herein, to the accuracy of the statements of the Trust's Trustees and the Company's officers made pursuant to the provisions hereof, to the performance by the Trust or the Company of its obligations hereunder and to the following additional conditions precedent:

          (a) The Purchasers shall have received a letter, dated the date of this Agreement, of PricewaterhouseCoopers LLP confirming that they are independent public accountants with respect to the Company within the meaning of the Securities Act and the applicable published rules and regulations thereunder ("Rules and Regulations") and to the effect that:

          (i) In their opinion the financial statements examined by them and included in the Exchange Act Reports comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the related published Rules and Regulations;

          (ii) With respect to the quarters ended March 31, 1998 and 1997, they have:

                 (a) Performed the procedures (completed on May 14, 1998) specified by the American Institute of Certified Public Accountants for a review of interim financial information, as described in SAS No. 71, INTERIM FINANCIAL INFORMATION, on the unaudited interim consolidated financial statements incorporated by reference in the Offering Document; and

                 (b) Inquired of certain officials of the Company who have responsibility for financial and accounting matters whether such unaudited interim consolidated financial statements comply as to form in all material respects with the applicable accounting requirements of the Exchange Act as it applies to Form 10-Q and the related rules and regulations adopted by the Commission.

          (iii) Nothing came to their attention as a result of the procedures specified in clause (ii), that caused them to believe that:

                 (a)  (A)  Any material modification should be made to such unaudited consolidated financial statements for them to be in conformity with generally accepted accounting principles.

                      (B) Such unaudited consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act as it applies to Form 10-Q and the Rules and Regulations.

                 (b)  (A)  At March 31, 1998, there was any change in the
                           outstanding capital stock of the Company (other than issuances of common stock upon exercise of stock options and treasury stock repurchases under the Company's stock repurchase program), or any increase in the total consolidated debt of the Company, as compared with amounts shown in the December 31, 1997 audited consolidated balance sheet incorporated by reference in the Offering Document, except that total consolidated debt increased by $405,000 and except in each case for changes, increases or decreases disclosed in the Offering Document.

                      (B) For the period from January 1, 1998 to March 31, 1998, the unaudited total revenue and net income amounts shown in such unaudited consolidated financial statements were not determined on a basis substantially consistent with those amounts shown in the audited consolidated financial statements for the year ended December 31, 1997, incorporated by reference in the Offering Document.

          (iv) Officials of the Company have advised them that no consolidated financial statements as of any date or for any period subsequent to March 31, 1998 are available; accordingly, the procedures carried out by them with respect to changes in financial statement items after March 31, 1998 have been, even more limited than those with respect to the periods referred to in clause (ii). They have inquired of certain officials of Zenith who have responsibility for financial and accounting matters regarding whether at July 27, 1998 there was any change in capital stock of the Company (other than issuances of common stock upon exercise of stock options and treasury stock repurchases under the Company's stock repurchase program), or any increase in total consolidated debt of the Company, as compared with amounts shown in the December 31, 1997 audited consolidated balance sheet incorporated by reference in the Offering Document. On the basis of these inquiries and their reading of the applicable minutes of the Company, nothing came to their attention that caused them to believe that there was any such change, increase or decrease, except that total consolidated debt increased by $3,579,000 and except in each case for changes, increases or decreases disclosed in the Offering Document; and

          (v)    They have:

                 (a) Read the unaudited pro forma combined condensed balance sheet as of December 31, 1997 and the unaudited pro forma combined condensed statement of operations for the year ended December 31, 1997 included in the Company's report on Form 8-K/A, filed June 12, 1998, and incorporated by reference in the Offering Document.

                 (b) Inquired of certain officials of the Company, who have responsibility for financial and accounting matters about:

                      (A) the basis of their determination of the pro forma adjustments; and

                      (B) whether such unaudited pro forma combined condensed financial statements comply as to form in all materials respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X.

                 (c) Proved the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the unaudited pro forma combined condensed financial statements.

          (vi) Nothing came to their attention as a result of the procedures specified in clause (v) that caused them to believe that the unaudited pro forma combined condensed financial statements incorporated by reference in the Offering Document do not comply as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements.

          (vii) They have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information contained in the Offering Document and the Exchange Act Reports (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company and its subsidiaries subject to the internal controls of the Company's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

          (b) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) a change in U.S. or international financial, political or economic conditions or currency exchange rates or exchange controls as would, in the judgment of a majority in interest of the Purchasers (calculated in accordance with Schedule A hereto), including CSFBC, be likely to prejudice materially the success of the proposed issue, sale or distribution of the Offered Securities, whether in the primary market or in respect of dealings in the secondary market; (ii) any change, or any development or event involving a prospective change, in the conditions (financial or other), business, properties or results of operations of the Trust or the Company or the subsidiaries of the Company which, in the judgment of a majority in interest of the Purchasers, is material and adverse and makes it impractical or inadvisable to proceed with the completion of the offering or sale of and payment for the Offered Securities;

(iii) any downgrading in the rating of any debt securities of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance, review or watch its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating) or any downgrading of the financial and operating performance of the Company's insurance subsidiaries by A.M. Best Company that results in the Company's insurance subsidiaries being rated lower than A+ (Superior); (iv) any suspension or limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange or system, or any suspension of trading of any securities of the Trust or the Company on any exchange or in the over-the-counter market; (v) any banking moratorium declared by U.S. Federal or New York authorities; or (vi) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of a majority in interest of the Purchasers, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the offering or the sale of and payment for the Offered Securities.

          (c) The Purchasers shall have received a letter, dated the Closing Date, of PricewaterhouseCoopers LLP which meets the requirements of subsection (a) of this Section, except that the specified date referred to in such subsection will be a date not more than three business days prior to the Closing Date for the purposes of this subsection.

          (d) The Purchasers shall have received an opinion, dated the Closing Date, of LeBoeuf, Lamb, Greene & MacRae, L.L.P., special counsel for the Trust and the Company to the effect that:

               (i) The Company is an existing corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Offering Document.

               (ii) The Indenture has been duly authorized, executed and delivered by the Company and constitutes a valid and binding instrument of the Company enforceable against the Company in accordance with its terms, subject to the Enforceability Exceptions. The Indenture conforms in all material respects to the description contained in the Offering Document.

               (iii) The Subordinated Debentures have been duly authorized by the Company, and, when executed by the Company, authenticated by the Indenture Trustee in the manner provided for in the Indenture and delivered to, and paid for by the Trust in accordance with the terms of the Trust Agreement, will constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms, subject to the Enforceability Exceptions. The Subordinated Debentures conform in all material respects to the description thereof contained in the Offering Document.

               (iv) The Trust Agreement has been duly authorized, executed and delivered by the Company.

               (v) The Guarantee has been duly authorized, executed and delivered by the Company and constitutes a valid and binding instrument of the Company enforceable against the Company in accordance with its terms, subject to the Enforceability Exceptions. The Guarantee conforms in all material respects to the description thereof contained in the Offering Document.

               (vi) This Agreement has been duly authorized, executed and delivered by the Company.

               (vii) The statements in the Offering Document under the headings "Description of the Capital Securities," "Description of the Guarantee," "Description of the Subordinated Debentures" and "Effect of Obligations under the Subordinated Debentures, the Guarantee and the Declaration," insofar as they purport to constitute summaries of the terms of the documents referred to therein, fairly summarize the terms of such documents in all material respects; the statements in the Offering Document under the heading "United States Federal Income Taxation" are true and correct in all material respects; and the Trust will be treated as a grantor trust for U.S. federal income tax purposes.

               (viii) It is not necessary in connection with (i) the offer, sale and delivery of the Offered Securities by the Company to the Purchasers pursuant to this Agreement or (ii) the resales of the Offered Securities by the Purchasers in the manner contemplated by this Agreement, to register the Offered Securities under the Securities Act or to qualify the Indenture under the TIA.

               (ix) No consent, approval, authorization or order of, or filing with, any U.S. Federal or state of New York agency or body or any court is required for the consummation by the Company of the transactions contemplated by this Agreement in connection with the issuance or sale of the Offered Securities by the Trust, except such as have been obtained and made under the General Corporation Law of Delaware and such as may be required under any state securities laws (including insurance securities laws).

               (x) Neither the Company nor the Trust is an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under
          Section 8 of the 1940 Act ; and neither the Company nor the Trust is and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Offering Document, will be an "investment company" as defined in the 1940 Act.

          In addition to the matters set forth above, such opinion shall also include a statement to the effect that such counsel has not checked the accuracy or completeness of, or otherwise verified, and is not passing upon and assume no responsibility for the accuracy or completeness of, the information contained in the Offering Document (except to the limited extent set forth in Section 6(d)(vii) hereof), and in the course of its review and discussion of the contents of the Offering Document such counsel participated in conferences with representatives of the Company, certain officers and employees of the Company, the independent public accountants of the Company and the Purchasers and their counsel, and that in the course of such review, but without independent check or verification, no facts have come to such counsel's attention which have caused such counsel to believe that the Offering Document (including the Exchange Act Reports incorporated by reference therein) (except as to financial statements and related schedules and other financial and statistical information contained therein, as to which such counsel expresses no belief), contained on the date hereof or contain on the Closing Date an untrue statement of a material fact or omitted or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          In rendering the foregoing opinions, such counsel may rely as to matters of fact upon certificates of the Trust's Trustees and officers of the Company and its subsidiaries, as to matters involving good standing, authorization to do business and other matters within their knowledge, upon certificates of public officials, and, as to matters involving the application of laws of any jurisdiction other than the State of New York or the United States, upon opinions of local counsel which opinions shall state that they believe both the Purchasers and such counsel are justified in relying upon such certificates and opinions.

          (e) The Purchasers shall have received an opinion, dated such Closing Date, from John J. Tickner, Senior Vice President and Secretary of the Company to the effect that:

               (i) The Company is duly qualified to do business as a foreign corporation in good standing in all jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except to the extent that the failure to so qualify or be in good standing would not have a Material Adverse Effect.

               (ii) Each significant subsidiary (as such term is defined in Rule 1-02 of Regulation S-X) of the Company has been duly incorporated and is an existing corporation in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority to own its properties and conduct its business as described in the Offering Document; and each subsidiary of the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except to the extent that the failure to so qualify or be in good standing would not have a Material Adverse Effect.

               (iii) The execution, delivery and performance of this Agreement and the Company Agreements, the issuance by the Company of the Guarantee and the Subordinated Debentures, and compliance by the Company with all of the terms and provisions of this Agreement and the Company Agreements, will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, rule, regulation or order of any governmental agency or body or court, domestic or foreign, having jurisdiction over the Company or any of its subsidiaries or any of their properties, or any agreement or instrument to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound or to which any of the properties of the Company or any such subsidiary is subject, or the certificate of incorporation, as amended, or the bylaws of the Company or the articles or amended articles of incorporation and code of regulations or bylaws, as the case may be, of any such subsidiary, in each case, except for such breaches, violations or defaults as would not have a Material Adverse Effect; and the Company has full corporate power and authority to authorize and issue the Guarantee and the Subordinated Debentures and to consummate the transactions contemplated by this Agreement and the Company Agreements.

               (iv) No consent, approval, authorization or order of, or filing with, any U.S. Federal or state governmental agency or body or any court is required for the consummation by the Company of the transactions contemplated by this Agreement in connection with the issuance or sale of the Offered Securities by the Trust, except such as have been obtained and made under the General Corporation Law of Delaware and such as may be required under any state securities laws (including insurance securities laws).

               (v) The Company and each of its subsidiaries hold all licenses, certificates and permits from all governmental authorities (including, without limitation, Insurance Licenses) which are necessary to the conduct of their respective businesses, except where the failure to hold such licenses, certificates or permits would not have a Material Adverse Effect; the insurance subsidiaries of the Company have fulfilled and performed all obligations necessary to maintain their respective Insurance Licenses, except where the failure to perform such obligations would not have a Material Adverse Effect; and no event or events have occurred which may be reasonably expected to result in any impairment, modification, termination or revocation of such Insurance Licenses which individually or the aggregate would have a Material Adverse Effect.

          In rendering the foregoing opinions, such counsel may rely as to matters of fact upon certificates of the Trust's Trustees and officers of the Company and its subsidiaries, as to matters involving good standing, authorization to do business and other matters within their knowledge, upon certificates of public officials, and, as to matters involving the application of laws of any jurisdiction other than the State of

California or the United States, upon opinions of local counsel which opinions shall state that they believe both the Purchasers and such counsel are justified in relying upon such certificates and opinions.

          (f) The Purchasers shall have received an opinion, dated such Closing Date, of Potter Anderson & Corroon LLP, special Delaware counsel to the Trust and the Company, to the effect that:

               (i) The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Business Trust Act.

               (ii) Under the Delaware Business Trust Act and the Trust Agreement, the Trust has the trust power and authority (a) to own its properties (including, without limitation, the Subordinated Debentures) and conduct its business, (b) to execute and deliver, and to perform its obligations under, the agreements to which it is a party, and (c) to issue and perform its obligations under the Offered Securities and Common Securities, all as described in the Trust Agreement.

               (iii) The Trust Agreement constitutes a valid and binding obligation of the Company and the Trustees, enforceable against the Company and the Trustees, respectively, in accordance with its terms, subject to the Enforceability Exceptions.

               (iv) Under the Delaware Business Trust Act and the Trust Agreement, the execution and delivery by the Trust of the agreements to which it is a party, and the performance by the Trust of its obligations thereunder, have been duly authorized by all necessary action on the part of the Trust.

               (v) The Offered Securities (a) have been duly authorized by the Trust Agreement, and (b) once duly and validly issued in accordance with the Trust Agreement, will represent valid, fully paid and, subject to the qualifications set forth in clause (viii) below, non-assessable undivided beneficial interests in the assets of the Trust.

               (vi) Once duly and validly issued in accordance with the Trust Agreement, the Offered Securities will entitle the Securityholders to the benefits of the Trust Agreement.

               (vii) The Common Securities (a) have been duly authorized by the Trust Agreement, and (b) once duly and validly issued in accordance with the Trust Agreement, will represent valid, fully paid and non-assessable undivided beneficial interests in the assets of the Trust.

               (viii) The Securityholders will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware, except that the Securityholders may be obligated to (a) provide indemnity and/or security in connection with and pay taxes or governmental charges arising from transfers or exchanges of certificates representing Offered Securities and the issuance of replacement certificates representing Offered Securities to the extent provided in the Trust Agreement, (b) provide security or indemnity in connection with requests of or directions to the Property Trustee to exercise its rights and powers under the Trust Agreement, and (c) provide indemnity in connection with violations of the Trust Agreement or U.S. Federal or state securities laws arising from transfers or exchanges of certificates representing Offered Securities and the issuance of replacement certificates representing Offered Securities.

               (ix) Under the Delaware Business Trust Act and the Trust Agreement, the issuance of the Offered Securities is not subject to pre-emptive rights.

               (x) No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body of the State of Delaware is required for the issuance and sale of the Offered Securities or the consummation by the Trust of the transactions contemplated by the agreements to which it is a party.

               (xi) Assuming that the Trust is treated as a grantor trust or partnership for federal income tax purposes, the Securityholders (other than those Securityholders who reside or are domiciled in the State of Delaware) will have no liability for income taxes imposed by the State of Delaware solely as a result of their participation in the Trust, and the Trust will not be liable for any income tax imposed by the State of Delaware.

               (xii) The (a) purchase of the Subordinated Debentures by the Trust, (b) the distribution of the Subordinated Debentures by the Trust in the circumstances contemplated by the Trust Agreement, and
          (c) the execution, delivery and performance by the Trust of the agreements to which it is a party and the consummation of the transactions contemplated thereunder, will not conflict with or result in a breach or violation of any of the terms or provisions of the Certificate of Trust of the Trust or the Trust Agreement or any statute, rule or regulation of the State of Delaware or any governmental agency or body of the State of Delaware having jurisdiction over the Trust or any of its properties, or, to such counsel's knowledge, any consent or order of any court.

          (g) The Purchasers shall have received on the Closing Date an opinion (in form and substance reasonably satisfactory to the Purchasers and their counsel), dated as of the Closing Date, of Potter Anderson & Corroon LLP, special counsel to the Wilmington Trust Company ("WTC") to the effect that:

               (i) WTC is a Delaware banking corporation, duly formed and validly existing in good standing under the laws of the State of Delaware and has all necessary power and authority to execute, deliver and perform its obligations under the Trust Agreement and to act as Trustee thereunder.

               (ii) The Trust Agreement has been duly executed and when delivered by WTC, the Trust Agreement will constitute a legal, valid and binding obligation of WTC enforceable against WTC in accordance with the terms thereof.

               (iii) The execution and delivery of the Trust Agreement by WTC and the performance by WTC of its obligations thereunder have been duly authorized by all necessary corporate action of WTC and do not conflict with or result in a violation of (a) the certificate of incorporation or bylaws of WTC, (b) any agreement, instrument, judgment, order or decree known to such counsel to which WTC is a party or by which it or its assets are bound or (iii) any existing law, rule or regulation of the State of Delaware, or any existing law, rule or regulation of the United States of America dealing with WTC's banking or trust powers.

               (iv) Neither the execution nor the delivery by WTC of the Trust Agreement, nor the compliance by WTC with the terms thereof, nor the consummation by WTC of any of the transactions contemplated thereby, requires the consent or approval of, the giving of notice to, the registration with, or the taking of any other action with respect to any governmental or regulatory authority or agency of the United States of America or the State of Delaware, except for the filing of the Certificate of Trust with the Secretary of State of the State of Delaware.

          (h) The Purchasers shall have received on the Closing Date an opinion (in form and substance reasonably satisfactory to the Purchasers and their counsel), dated as of the Closing Date, of senior counsel to the Norwest Bank Minnesota, National Association ("Norwest") to the effect that:

               (i) Norwest has been duly incorporated and is validly existing as a banking corporation in good standing under the laws of the jurisdiction of its incorporation;

               (ii) Norwest has full corporate power and authority to enter into and perform its obligations under the Trust Agreement, the Indenture and the Guarantee; and

               (iii) Each of the Trust Agreement, the Indenture and the Guarantee has been duly authorized, executed and delivered by Norwest and constitutes a valid and legally binding agreement of Norwest enforceable against Norwest in accordance with its terms, subject to the Enforceability Exceptions.

               (iv) The execution and delivery by Norwest of the Trust Agreement, the Indenture and the Guarantee and the performance by Norwest of its obligations thereunder have been duly authorized by all necessary corporate action of Norwest and do not conflict with or result in a violation of (i) the charter documents or bylaws of Norwest, (ii) any agreement, instrument, judgment, order or decree known to such counsel to which Norwest is a party or by which it or its assets are bound or (iii) any existing state or federal law, rule or regulation applicable to Norwest.

               (v) No consent, approval or authorization of, or registration, declaration or filing with, any court or governmental agency or body of the United States of America or the State of Minnesota having jurisdiction over the trust powers of Norwest is required for the consummation on the part of Norwest of any of the transactions contemplated in the Trust Agreement, Indenture or the Guarantee, except such as have been obtained.

          (i) The Purchasers shall have received from Debevoise & Plimpton, counsel for the Purchasers, such opinion or opinions, dated such Closing Date, with respect to the organization of the Trust and the incorporation of the Company, the validity of the Offered Securities delivered on such Closing Date, the Offering Document and other related matters as the Purchasers may require, and the Trust and the Company shall have each furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters. In rendering such opinion, Debevoise & Plimpton may rely as to matters governed by the laws of the states in which such counsel is not licensed to practice, upon the opinions of local counsel.

          (j) The Purchasers shall have received a certificate, dated such Closing Date, of a Trustee of the Trust and the President or any Vice-President and a principal financial or accounting officer of the Company in which such Trustee or officers, to their knowledge after reasonable investigation, shall state that the representations and warranties of each of the Company and the Trust in this Agreement were true and correct when made and are true and correct at and as of the Closing Date, that each of the Company and the Trust has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, and that, subsequent to the dates of the most recent financial statements in the Exchange Act Reports there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole except as set forth in or contemplated by the Offering Document or as described in such certificate.

          (k) The Trust Agreement, the Guarantee and the Indenture shall have been executed and delivered, in each case in a form reasonably satisfactory to CSFBC.

          (l) On the Closing Date, the Offered Securities shall be rated at least "baa3" by Moody's Investors Service, Inc. and "BBB+" by Standard and Poor's Ratings Services, a division of The McGraw Hill Companies, Inc. and the Trust shall have delivered to CSFBC a letter dated the Closing Date, from each such rating agency, or other evidence satisfactory to CSFBC affirming that the Offered Securities shall have such ratings.

     The Trust and the Company will furnish the Purchasers with such conformed copies of such opinions, certificates, letters and documents as the Purchasers may reasonably request. CSFBC may in its sole discretion waive on behalf of the Purchasers compliance with any conditions to the obligations of the Purchasers hereunder.

     7. INDEMNIFICATION AND CONTRIBUTION. (a) The Trust and the Company will indemnify and hold harmless each Purchaser against any losses, claims, damages or liabilities, joint or several, to which such Purchaser may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained or incorporated by reference in the Offering Document or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and will reimburse each Purchaser for any legal or other expenses reasonably incurred by such Purchaser in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that neither the Trust nor the Company will be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Purchaser through CSFBC specifically for use therein, it being understood and agreed that the only such information consists of the information described as such in subsection (b) below; and provided, further, that with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from any preliminary offering circular which was corrected in the final offering circular, or any amendment or supplement thereto, the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any Purchaser that sold the Offered Securities concerned to the person asserting any such losses, claims, damages or liabilities, to the extent that such sale was an initial resale by such Purchaser and any such loss, claim, damage or liability of such Purchaser results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Offered Securities to such person, a copy of the Offering Document (exclusive of any material included therein but not attached thereto) if the Company had previously furnished copies thereof to such Purchaser in requisite quantity and on a timely basis to permit such sending.

          (b) Each Purchaser will severally and not jointly indemnify and hold harmless each of the Trust and the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Offering Document, or any amendment or supplement thereto, or any related preliminary offering circular, or arise out of or are based upon the omission or the alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Purchaser through CSFBC specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Purchaser consists of the following information in the Offering Document furnished on behalf of each Purchaser: the last paragraph at the bottom of the cover page concerning the terms of the offering by the Purchasers, the legend concerning over-allotments and stabilizing on the inside front cover page and the third sentence of the second paragraph, the second sentence of the sixth paragraph and the eighth paragraph under the caption "Plan of Distribution."

          (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action.

          (d) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Purchasers on the other from the offering of the Offered Securities; or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Trust and the Company on the one hand and the Purchasers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Trust and the Company on the one hand and the Purchasers on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Trust and the Company bear to the total compensation received by the Purchasers from the Company under this Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by Trust and the Company or the Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Offered Securities purchased by it were resold exceeds the amount of any damages which such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The Purchasers' obligations in this subsection (d) to contribute are several in proportion to their respective purchase obligations and not joint.

          (e) The obligations of the Trust and the Company under this Section shall be in addition to any liability which the Trust and the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Purchaser within the meaning of the Securities Act or the Exchange Act; and the obligations of the Purchasers under this Section shall be in addition to any liability which the respective Purchasers may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company, to each Trustee of the Trust and to each person, if any, who controls the Trust or the Company within the meaning of the Securities Act or the Exchange Act.

     8. DEFAULT OF PURCHASERS. If any Purchaser or Purchasers default in their obligations to purchase Offered Securities hereunder on the Closing Date and the aggregate number of shares of Offered Securities that such defaulting Purchaser or Purchasers agreed, but failed, to purchase does not exceed 10% of the total number of Offered Securities that the Purchasers are obligated to purchase on such Closing Date, CSFBC may make arrangements satisfactory to the Trust and the Company for the purchase of such Offered Securities by other persons, including any of the Purchasers, but if no such arrangements are made by such Closing Date, the non-defaulting Purchasers shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Offered Securities that such defaulting Purchasers agreed but failed to purchase on such Closing Date. If any Purchaser or Purchasers so default and the aggregate number of shares of Offered Securities with respect to which such default or defaults occur exceeds 10% of the total number of shares of Offered Securities that the Purchasers are obligated to purchase on such Closing Date and arrangements satisfactory to CSFBC, the Trust and the Company for the purchase of such Offered Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Purchaser, the Trust or the Company, except as provided in Section 9. As used in this Agreement, the term "Purchaser" includes any person substituted for a Purchaser under this Section. Nothing herein will relieve a defaulting Purchaser from liability for its default.

     9. SURVIVAL OF CERTAIN REPRESENTATIONS AND OBLIGATIONS. The respective indemnities, agreements, representations, warranties and other statements of the Trust and its Trustees and the Company and its officers and of the several Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Purchaser, the Trust, the Company or any of their respective representatives, trustees, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If this Agreement is terminated pursuant to Section 8 or if for any reason the purchase of the Offered Securities by the Purchasers is not consummated, the Company shall remain responsible for the expenses to be paid or reimbursed by it pursuant to
Section 5 and
the respective obligations of the Trust, the Company and the Purchasers pursuant to Section 7 shall remain in effect, and if any Offered Securities have been purchased hereunder, the representations and warranties in Section 2 and all obligations under Section 5 shall also remain in effect. If the purchase of the Offered Securities by the Purchasers is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 8 or the occurrence of any event specified in clause
(iv), (v) or (vi) of Section 6(b), the Company will reimburse the Purchasers for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities.

     10. NOTICES. All communications hereunder will be in writing and, if sent to the Purchasers, will be mailed, delivered or telegraphed and confirmed to the Purchasers, c/o Credit Suisse First Boston Corporation, Eleven Madison Avenue, New York, N.Y. 10010-3629, Attention: Investment Banking Department--Transactions Advisory Group, or, if sent to the Trust or the Company will be mailed, delivered or telegraphed and confirmed to it at Zenith National Insurance Corp., 21255 Califa Street, Woodland Hills, California 91367-5021, Attention: President (with a copy to Secretary); PROVIDED, HOWEVER, that any notice to a Purchaser pursuant to Section 7 will be mailed, delivered or telegraphed and confirmed to such Purchaser.

     11. SUCCESSORS. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the trustees, officers and directors and controlling persons referred to in
Section 7, and no other person will have any right or obligation hereunder, except that Securityholders shall be entitled to enforce the agreements for their benefit contained in the second and third sentences of Section 5(b) hereof against the Company as if such Securityholders were parties hereto.

     12. REPRESENTATION OF PURCHASERS. CSFBC will act for the several Purchasers in connection with this financing, and any action under this Agreement taken by the Purchasers jointly or by CSFBC will be binding upon all the Purchasers.

     13. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

     14. APPLICABLE LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflicts of laws.

     Each of the parties hereto hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

     If the foregoing is in accordance with the Purchasers' understanding of our agreement, kindly sign and return to the Trust one of the counterparts hereof, whereupon it will become a binding agreement among the Trust, the Company and the several Purchasers in accordance with its terms.

                    Very truly yours,


                    ZENITH NATIONAL INSURANCE CAPITAL TRUST I


                         By:  ZENITH NATIONAL INSURANCE CORP.,
                                   its Sponsor


                              By:  /s/ Stanley R. Zax
                                   ------------------------------
                                   Name: Stanley R. Zax
                                   Title: Chairman and President



                    ZENITH NATIONAL INSURANCE CORP.



                         By:  /s/ Stanley R. Zax
                              ---------------------------
                              Name: Stanley R. Zax
                              Title: Chairman and President

The foregoing Purchase Agreement
is hereby confirmed and accepted as of
the date first above written.

     CREDIT SUISSE FIRST BOSTON CORPORATION
     BANCAMERICA ROBERTSON STEPHENS
     DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

     By CREDIT SUISSE FIRST BOSTON CORPORATION



          By /s/ William J. Egan
            ------------------------------
          Name:  William J. Egan
          Title:  Managing Director

                                      SCHEDULE A



                                                                     Liquidation
                                                                      Amount of
                     Purchaser                                   Capital Securities
                     ---------                                   ------------------
Credit Suisse First Boston Corporation                               $45,000,000

BancAmerica Robertson Stephens                                       $15,000,000

Donaldson, Lufkin & Jenrette Securities Corporation                  $15,000,000
                                                                     -----------
Total                                                                $75,000.000
                                                                     -----------
                                                                     -----------